SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Funds, Inc.

The following information is an addition to the disclosure regarding management of the Corporation in the section entitled "Directors and Officers."

     Zachary H. Shafran
          Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly an investment analyst with WRIMCO. Date of birth: October 12, 1965.

To be attached to the cover page of the Statement of Additional Information dated December 15, 2000, of Waddell & Reed Advisors Funds, Inc.

This Supplement is dated February 15, 2001.